AMENDMENT NUMBER TEN

                                      TO
                    THE DIME SAVINGS BANK OF WILLIAMSBURGH

                              401(k) SAVINGS PLAN

                            IN RSI RETIREMENT TRUST

Pursuant to Section 11.1 of The Dime Savings Bank of Williamsburgh 401 (k) Savings Plan in RSI Retirement Trust ("Plan"), the Plan is amended effective as of March 1, 1997:

1. INTRODUCTION - Introduction of the Plan shall be amended by adding the following paragraph immediately prior to the last paragraph to read as follows:

Elfective March 1, 1997, the Pioneer Savings Bank, FSB Tax Deferral Savings Plan in RSI Retirement Trust shall be merged with and into The Dime Savings Bank of Williamsburgh 401(k) Savings Plan in RSI Retirement Trust. The accounts of employees of Pioneer Savings Bank, FSB and Conestoga Bancorp, Inc. shall be merged into the Accounts maintained on behalf of each Participant in accordance with Section 1.1 of the Plan.

2. ARTICLE I - The definition of Accounts, Section 1.1 shall be amended by adding the following sentence to the end thereof:

Effective March 1, 1997, Accounts shall also include accounts maintained on behalf of employees of the Acquired Company, acquired on June 26, 1996.

3. ARTICLE I - The definition of Bank Contribution Account, Section 1.10 shall be amended by adding the following sentence to the end thereof:

Effective March 1, 1997, Bank Contribution Account shall also mean matching contribution accounts maintained on behalf of Employees of the Acquired Company under the former Pioneer Plan, as in effect on and prior to February 28, 1997.

4. ARTICLE I - The definition of Basic Contribution Account, Section 1.12 shall be amended by adding the following sentence to the end thereof:

Effective March 1, 1997, Basic Contribution Account shall also mean basic contribution accounts maintained on behalf of Employees of the Acquired Company under the former Pioneer Plan, as in effect on and prior to February 28, 1997.


(717)                              (1 of 2)
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5. ARTICLE I - The definition  of  Early Retirement Date, Section 1.22 shall be amended by adding the following sentence to the end thereof:

Effective March 1, 1997, for Employees who were employed by the Acquired Company as of the date of acquisition, June 26, 1996, Early Retirement Date shall also mean the first day of any month coincident with or following such Employee's attainment of age fifty-five, (55).


6. ARTICLE I - The following definition shall be added immediately prior to the definition of Plan, Section 1.48, all sections following shall be renumbered accordingly and all cross-references thereto shall be renumbered accordingly:

    1.48 PIONEER PLAN means Pioneer Savings Bank, FSB Tax Deferral Savings Plan in RSI
Retirement Trust as in effect on and prior to February 28, 1997.

7. ARTICLE I - The definition of Rollover Contribution Account, Section 1.58 prior to its renumbering hereunder, shall be amended by adding the following sentence to the end thereof:

Effective March 1, 1997, Rollover Contribution Account shall also mean rollover contribution accounts maintained on behalf of Employees of the Acquired Company under the former Pioneer Plan as in effect on and prior to February 28, 1997.

                            AMENDMENT NUMBER ELEVEN

                                      TO
                    THE DIME SAVINGS BANK OF WILLIAMSBURGH

                              401(k) SAVINGS PLAN

                            IN RSI RETIREMENT TRUST




Pursuant to Section 11.1 of the Dime Savings Bank of Williamsburgh 401(k) Savings Plan in RSI Retirement Trust ("Plan"), the Plan is amended as follows, effective September 11, 1997:



1. ARTICLE VIII - Section 8.2 shall be amended by adding the following as the second sentence thereof and the former second sentence shall follow accordingly:

     Commencing September 11, 1997, a Borrower may request a loan from his Accounts,in an amount up to the lesser of (a) fifty percent (50%) of the Net Value as of the close of business on the date the loan is processed of: his Basic Contribution Account , vested Bank Contribution Account, Participant Contribution Account and Rollover Contribution Account, or (b)$50,000, reduced by the highest outstanding loan balance during the preceding twelve (12) months.


2. ARTICLE VIII - Section 8.4(b) shall be amended by deleting the words "and one hundred percent (100%) vested" and by adding the word "vested" in the beginning of Section 8.4(b)(iv).